SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2005

Under the section titled “TCW Galileo Select International Growth Equities Fund” at page 28, Saker S. Nusseibeh is deleted as a Fund portfolio manager.

Under the section titled “Portfolio Managers” at page 43, Saker S. Nusseibeh is deleted.

The TCW Galileo Select International Growth Equities Fund is closed to new investors.

August 5, 2005

GALkp 8/2005